NCM CAPITAL INVESTMENT TRUST

NCM Capital Mid-Cap Growth Fund

Prospectus Supplement

October 16, 2009

This supplement to the Prospectus, dated June 29, 2009, for the NCM Capital Mid-Cap Growth Fund (“Fund”), a series of the NCM Capital Investment Trust, updates the Prospectus to include additional information described below.  For further information, please contact the Fund toll-free at 1-866-515-4626.  You may obtain additional copies of the Prospectus, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or by calling the Fund toll-free at the number above.

This supplement is to notify shareholders, potential investors, and other interested parties that the Fund’s Board of Trustees has decided to discontinue the Fund’s Retail Class Shares and Investor Class Shares.  As a result, the Retail Class Shares and Investor Class Shares will no longer be sold as of the close of business on October 16, 2009 and the existing Retail Class Shares and Investor Class Shares will convert to No Load Class Shares on November 16, 2009 or shortly thereafter.  After the date of conversion, the Fund will offer a single class of shares and no longer identify shares with class-specific names.  The No Load Class Shares will be referred to as shares of the NCM Capital Mid-Cap Growth Fund.  The Fund’s Prospectus describes the fees and expenses of the No Load Class Shares as well as the terms, conditions, and expenses for future purchases of No Load Class Shares.

There will be no sales loads or fees charged in connection with the conversion.  Shares will be converted at net asset value so that shareholders will receive No Load Class Shares worth the same amount as the Retail Class Shares and Investor Class Shares held on the date of conversion.  The conversion is not expected to result in a taxable event.  Shareholders should, however, consult with their own tax, legal, or professional advisor.  Shareholders may direct and questions about their account to the Fund at 1-866-515-4626.

Investors Should Retain This Supplement for Future Reference